                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                _______________


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  July 23, 1996




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                        1-12898                  38-2011419
(State or other jurisdiction      (Commission File Number)      (I.R.S. Employer
     of incorporation)                                         Identification No.)

   27555 Farmington Road                                           48334-3357
 Farmington Hills, Michigan                                        (Zip Code)
   (Address of principal
     executive offices)



Registrant's telephone number, including area code:  (810) 488-7000

Total Pages: 7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of July 25, 1996 for Series 1987-2, Distribution Reports as of August 1, 1996 for Series
         1988-1 and 1988-2, and Distribution Reports as of July 20, 1996 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               SOURCE ONE MORTGAGE SERVICES CORPORATION
                                             (Registrant)




Date:  July 26, 1996                      By: Larry N. Ciofu
                                              -----------------
                                              Larry N. Ciofu
                                              Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

            Distribution Date Statement for         July  25, 1996

                                                                                                   Interest
            COUPON         Principal          Number of       Interest           Interest          Payable Per
  Class      RATE          Outstanding      Certificates      Accrued            Payable            $1,000 CTF
- --------- ----------- --------------------- ------------- ---------------- --------------------  ----------------
2-A        0.0000%                $0.00        45,100      $      0.00           $     0.00         $0.000000

2-B        7.0000%                $0.00        18,000      $      0.00           $     0.00         $0.000000

2-C        7.0000%                $0.00        19,700      $      0.00           $     0.00         $0.000000

2-D        9.5500%        $2,778,000.00 *       3,255      $ 22,108.25           $22,108.25         $6.792089

2-E        9.9500%       $11,973,119.21         5,200      $ 99,277.11           $     0.00         $0.000000
                         --------------        ------      -----------           ----------                     -
                         $14,751,119.21        91,255      $121,385.36           $22,108.25



                           Principal            Principal              Per $1,000
      Principal           Payable Per         Balance After            CTF After
       Payable             $1,000 CTF        July  25, 1996          July  25, 1996
   ----------------    ------------------  --------------------    ---------------------
                            $0.000000                                      $0.000000

                            $0.000000                                      $0.000000

                            $0.000000                                      $0.000000

    $342,000.00 **          -                 $2,436,000.00            $1,000.000000

       -                    -                $12,072,396.32            $2,321.614677
- ----------------                        --------------------
          $0.00                              $14,508,396.32





Agency MBS Collections :
           Interest                                $123,087.31
           Principal                               $242,782.83
Investment Income                                  $    495.94
Excess from previous month                              429.29
                                                  ------------
TOTAL AVAILABLE                                    $366,795.37

Due to Class 2-D INTEREST                          ($22,108.25)
Due to Class 2-D REDEMPTION                       ($342,489.23)
Due to Class 2-D (rounded down to even $1,000)    ($342,000.00)
Excess in Collection Account                          ($489.23)
                                                  ------------
Available for Expenses and Residual Payments       $  2,197.89

Expenses Payable                                   $   (376.86)

                                                  ------------
Net Balance                                        $  1,821.03
                                                  ============


Due to Residual Holders                            $  1,821.03

Amount Payable Per Individual
Residual Certificate (5% Denomination):            $   91.0515



Ending Aggregate Agency MBS Balance:            $14,527,698.21

Excess in collection Act  as of June 25th       $       429.29
Accrual Distribution Amount:                    $    99,277.11
Aggregate Cash Flow Value Decline:              $   242,782.83
Principal to Class 2-D Redemption               $  (342,000.00)
                                                --------------
                                                $       489.23
Principal Distributable to Class 2-D            $   342,000.00
                                                --------------
Aggregate Amount of Principal Distributable:    $   342,489.23




                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Trustee
                                       Corporate Trust Division
                                       Suite 0126
                                       One First National Plaza
                                       Chicago, Illinois  60670
                                       (312)407-4660



** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                        Distribution Date Statement for
                                August  1, 1996


                                                                                 Interest
       COUPON       Principal         Number of       Interest      Interest    Payable Per
Class   RATE       Outstanding       Certificates      Accrued       Payable    $1,000 CTF
- -----  --------  ----------------   -------------   -----------    ------------ -----------
  A    0.0000%    $         0.00        38,510      $      0.00     $      0.00  $ 0.000000

  B    8.0000%    $         0.00        51,050      $      0.00     $      0.00  $ 0.000000

  Z    9.9000%    $15,132,818.27        10,440      $124,845.75     $124,845.75  $11.958405
                  --------------       -------      -----------     -----------
                  $15,132,818.27       100,000      $124,845.75     $124,845.75



                                                                        Principal Balance
                                      Principal        Principal           Per $1,000
                   Principal         Payable Per      Balance After         CTF After
                   Payable*           $1,000 CTF     August  1, 1996     August  1, 1996
                  -----------        -----------     ---------------     -----------------
                  $      0.00        $ 0.000000       $         0.00      $     0.000000

                  $      0.00        $ 0.000000       $         0.00      $     0.000000

                  $273,422.57        $26.189901       $14,859,395.70      $ 1,423.313764
                  -----------                         --------------
                  $273,422.57                         $14,859,395.70





Agency MBS Collections :
      Interest                                         $   126,109.04
      Principal                                        $   273,422.57
Investment Income                                      $       967.49
                                                       --------------
TOTAL AVAILABLE                                        $   400,499.10

Due to Certificateholders                             ($   398,268.32)
                                                       --------------
Available for Expenses and Residual Payments           $     2,230.78

Expenses Payable                                      ($       355.47)

                                                       --------------
Net Balance                                            $     1,875.31
                                                       ==============


Due to Residual Holders                                $     1,875.31

Amount Payable Per Individual
Residual Certificate (5% Denomination):                $      93.7655


Ending Aggregate Agency MBS Balance:                   $14,859,663.23


      Accrual Distribution Amount:                                            $      0.00
      Aggregate Cash Flow Value Decline:                                      $273,422.57
                                                                              -----------
      *Aggregate Amount of Principal Distributable:                           $273,422.57


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Trustee
                                       Corporate Trust Division
                                       Suite 0126
                                       One First National Plaza
                                       Chicago, Illinois  60670
                                       (312)407-4660

                     FIREMAN'S FUND MORTGAGE CORPORATION
              AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-2
        Distribution Date Statement for              August  1, 1996


                                                                             Interest
        COUPON      Principal     Number of      Interest      Interest     Payable Per
Class    RATE      Outstanding   Certificates     Accrued       Payable      $1,000 CTF
- -----   -------   -------------- ------------   -----------   -----------   -----------
 2-A    0.0000%   $         0.00     39,750     $      0.00   $      0.00    $ 0.000000

 2-B    7.0000%   $         0.00     24,540     $      0.00   $      0.00    $ 0.000000

 2-C    7.0000%   $         0.00     10,930     $      0.00   $      0.00    $ 0.000000

 2-D    7.0000%   $         0.00     14,580     $      0.00   $      0.00    $ 0.000000

 2-Z    9.4000%   $18,246,942.31     10,200     $142,934.38   $142,934.38    $14.013175
                  --------------    -------     -----------   -----------
                  $18,246,942.31    100,000     $142,934.38   $142,934.38


                                                                 Principal Balance
                                 Principal      Principal           Per $1,000
                   Principal    Payable Per    Balance After        CTF After
                   Payable*      $1,000 CTF   August  1, 1996    August  1, 1996
                  -----------   -----------   ---------------    ------------------
                  $      0.00   $ 0.000000    $         0.00     $    0.000000

                  $      0.00   $ 0.000000    $         0.00     $    0.000000

                  $      0.00   $ 0.000000    $         0.00     $    0.000000

                  $      0.00   $ 0.000000    $         0.00     $    0.000000

                  $304,708.46   $29.873378    $17,942,233.85     $1,759.042534
                  -----------                 --------------
                  $304,708.46                 $17,942,233.85



Agency MBS Collections :
       Interest                                       $   144,455.07
       Principal                                      $   304,708.46
Investment Income                                     $     1,177.33
                                                      --------------
TOTAL AVAILABLE                                       $   450,340.86

Due to Certificateholders                            ($   447,642.84)
                                                      --------------
Available for Expenses and Residual Payments          $     2,698.02

Expenses Payable                                     ($       410.97)

Net Balance                                           $     2,287.05
                                                      ==============
Due to Residual Holders                               $     2,287.05

Amount Payable Per Individual
Residual Certificate (5% Denomination):               $     114.3525

Ending Aggregate Agency MBS Balance:                  $17,942,248.60

Accrual Distribution Amount:                                              $      0.00

Aggregate Cash Flow Value Decline:                                        $304,708.46
                                                                          -----------
*Aggregate Amount of Principal Distributable:                             $304,708.46


Principal Allocation:                                     Class 2-A:           0.0000%
                                                          Class 2-D:           0.0000%



                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee
                                        Corporate Trust Division
                                        Suite 0126
                                        One First National Plaza
                                        Chicago, Illinois  60670
                                        (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

             Distribution Date Statement for        July  20, 1996

                                                                    UPPER TIER REMIC REGULAR CERTIFICATES

                                                                                            Interest
          COUPON        Principal        Number of      Interest        Interest          Payable Per          Principal
 Class     RATE        Outstanding     Cert.             Accrued        Payable            $1,000 CTF           Payable*
- ------- ----------- ------------------ -------------- ------------- ----------------  -------------------- ------------------
  1-A       8.5000%             $0.00         15,250         $0.00            $0.00             $0.000000              $0.00

  1-B       9.0000%             $0.00         10,500         $0.00            $0.00             $0.000000              $0.00

  1-C       9.0000%             $0.00          6,500         $0.00            $0.00             $0.000000              $0.00

  1-D       9.0000%     $2,627,650.69         16,500    $19,707.38       $19,707.38             $1.194387        $400,200.11

  1-E       9.0000%    $12,000,000.00         12,000    $90,000.00       $90,000.00             $7.500000          -

  1-F       0.0000%             $0.00         18,500         $0.00            $0.00             $0.000000              $0.00

  1-G       0.0000%             $0.00         12,450         $0.00            $0.00             $0.000000              $0.00

  1-H       0.0000%             $0.00          4,850         $0.00            $0.00             $0.000000              $0.00

  1-I     259.5000%        $29,255.30            152     $6,326.46        $6,326.46            $41.621447            $800.40
                    ------------------ -------------- ------------- ----------------                       ------------------
                       $14,656,905.99         96,702   $116,033.84      $116,033.84                              $401,000.51

                                                                    UPPER TIER REMIC REGULAR CERTIFICATES


                                               Principal Balance
           Principal          Principal        Per $1,000
          Payable Per       Balance After      CTF After
 Class     $1,000 CTF     July  20, 1996       July  20, 1996
- ------- ----------------  ------------------   --------------------
  1-A         $0.000000               $0.00              $0.000000

  1-B         $0.000000               $0.00              $0.000000

  1-C         $0.000000               $0.00              $0.000000

  1-D        $24.254552       $2,227,450.58            $134.997005

  1-E          -             $12,000,000.00          $1,000.000000

  1-F         $0.000000               $0.00              $0.000000

  1-G         $0.000000               $0.00              $0.000000

  1-H         $0.000000               $0.00              $0.000000

  1-I         $5.265789          $28,454.90            $187.203289
                          ------------------
                             $14,255,905.48

                                                                    UPPER TIER REMIC REGULAR CERTIFICATES


                                                                                            Interest
          COUPON        Principal        Number of      Interest        Interest          Payable Per          Principal
           RATE        Outstanding     Cert.             Accrued        Payable            $1,000 CTF           Payable*
        ----------- ------------------ -------------- ------------- ----------------  -------------------- ------------------
  1-R       0.0000%             $0.00          3,298         $7.95            $7.95             $0.002411              $0.00


                                                                    UPPER TIER REMIC REGULAR CERTIFICATES

                                                 Principal Balance
             Principal          Principal        Per $1,000
            Payable Per       Balance After      CTF After
             $1,000 CTF     July  20, 1996         July  20, 1996
          ----------------  ------------------   --------------------
  1-R           $0.000000               $0.00              $0.000000

                                                                    LOWER TIER REMIC REGULAR INTERESTS

                                                                                           Principal
          COUPON        Principal        Number of      Interest       Principal         Balance After
 Class     RATE        Outstanding     Certificates      Accrued        Payable*         July  20, 1996
- ------- ----------- ------------------ -------------- ------------- ----------------  --------------------
 1-AS       9.5000%             $0.00         15,311         $0.00            $0.00                 $0.00

 1-BS       9.5000%             $0.00         10,521         $0.00            $0.00                 $0.00

 1-CS       9.5000%             $0.00          6,513         $0.00            $0.00                 $0.00

 1-DS       9.5000%     $2,650,323.96         16,533    $20,981.73      $401,000.51         $2,249,323.45

 1-ES       9.5000%    $12,024,000.00         12,024    $95,190.00         -               $12,024,000.00

 1-FS       9.5000%             $0.00         30,950         $0.00            $0.00                 $0.00

 1-HS       9.5000%             $0.00          8,148         $0.00            $0.00                 $0.00

                    ------------------ -------------- ------------- ----------------  --------------------
                       $14,674,323.96        100,000   $116,171.73      $401,000.51        $14,273,323.45

                     FIREMAN'S FUND MORTGAGE CORPORATION
              AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1990-1
               DISTRIBUTION DATE STATEMENT FOR July  20, 1996


      Agency MBS Collections :
               Interest                                                 $    116,041.79
               Principal                                                $    401,000.51
      Investment Income                                                 $        216.59
                                                                        ---------------
      Lower Tier REMIC Collection Account                               $    517,258.89
                                                                        ---------------
      Upper Tier REMIC Collection Account                               $    517,258.89

      Aggregate Prin Payable to Holders of
      Upper Tier REMIC Regular Certificate                             ($    401,000.51)

      Aggregate Interest Payable to Holders of
      Upper Tier REMIC Regular Certificates                            ($    116,033.84)

      Expenses Payable                                                  $          0.00

      REMIC Taxes Payable                                               $          0.00

      Interest Payable to Class 1-R Certificate                        ($          7.95)



      Principal Payable to Class 1-R Certificate                        $          0.00

      Due to Class 1-RS Certificate                                    ($        216.59)
                                                                        ---------------
      Net Balance                                                      ($          0.00)
                                                                        ===============



Beginning Aggregate Agency MBS Balance :                                $100,001,006.61
Ending Aggregate Agency MBS Balance :                                   $ 14,256,911.91

      Aggregate Cash Flow Value Decline:                                $    401,000.51
                                                                        ---------------
      *Aggregate Amount of Principal Distributable                      $    401,000.51


      Principal Allocation:

      Aggregate Amount of Principal
      Distributable to Classes 1-D and 1-I:

      Class 1-D:               2.42545521%
      Class 1-I:               0.52657895%

      Aggregate Amount of Principal
      Distributable to Classes 1-G,1-H and 1-R :

      Class 1-R:               0.00000000%




                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                  as Trustee
                                  Corporate Trust Division
                                  Suite 0126
                                  One First National Plaza
                                  Chicago, Illinois  60670
                                  (312)407-4660